                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2006

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                        1-10986              11-2148932
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(State or other jurisdiction of  (Commission File Number)   (IRS Employer
           incorporation)                                  Identification No.)

   1938 New Highway, Farmingdale, NY                           11735
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(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

                  On November 17, 2005, MISONIX, INC. ("Misonix") filed a
                  Current Report on Form 8-K disclosing that Ernst & Young LLP
                  ("E&Y") had resigned as Misonix's independent registered
                  public accounting firm.

                  On January 23, 2006, Misonix engaged Grant Thornton LLP
                  ("Grant Thornton") to act as its independent registered public accounting firm as successor to E&Y. The Audit Committee of
                  Misonix's Board of Directors approved the appointment of Grant
                  Thornton as Misonix's independent registered public accounting firm. Attached as Exhibit 99.1 hereto is a press release
                  issued on January 24, 2006 announcing Grant Thornton's
                  appointment.

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit 99.1      Press Release of MISONIX, INC., dated January 24, 2006

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2006                  MISONIX, INC.

                                        By: /s/ Richard Zaremba
                                            -------------------
                                            Richard Zaremba
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.   Description
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99.1          Press Release of MISONIX, INC., dated January 24, 2006

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